UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2018

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On May 15, 2018, Zoetis Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abaxis, Inc., a California corporation (“Abaxis”), and Zeus Merger Sub, Inc., a California corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Abaxis, with Abaxis continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, no par value, of Abaxis (the “Abaxis Common Stock”) (other than shares, if any, held by Abaxis, the Company, Merger Sub or any of their subsidiaries and shares with respect to which dissenters rights have been properly demanded in accordance with the Corporations Code of the State of California) will be converted into the right to receive $83.00 in cash, without interest, per share (the “Merger Consideration”).

Subject to the terms and conditions of the Merger Agreement, certain Abaxis time- and performance-based restricted stock unit awards will vest automatically upon the occurrence of the Effective Time in accordance with their existing terms and will be cancelled and automatically converted into the right to receive the Merger Consideration in respect of each share of Abaxis Common Stock underlying such awards. Subject to the terms and conditions of the Merger Agreement, all other Abaxis time- and performance-based restricted stock unit awards will be cancelled and automatically converted at the Effective Time into time-vesting restricted stock unit awards with respect to shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), with the number of underlying shares adjusted to reflect an exchange ratio based on the closing prices of shares of Company Common Stock and Abaxis Common Stock for the ten full trading days before the closing of the Merger, and on substantially the same terms and conditions (including the time-based vesting schedule) as were applicable to such Abaxis restricted stock unit awards immediately prior to the Effective Time, except that any performance goals underlying such Abaxis performance-based restricted stock unit awards will be deemed satisfied as of the Effective Time.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants requiring Abaxis to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time and to use reasonable best efforts to obtain required government approvals, subject to certain exceptions. The Merger Agreement also includes covenants requiring Abaxis (1) not to solicit, or enter into discussions with third parties relating to, alternative business combination transactions during the period between the execution of the Merger Agreement and the Effective Time, subject to certain exceptions, and (2) to call and hold a special meeting of the Abaxis shareholders to approve the Merger Agreement, the Merger and the principal terms thereof and, subject to certain exceptions, not to withdraw, amend or modify in a manner adverse to the Company the recommendation of the Abaxis Board that the Abaxis shareholders approve the Merger Agreement, the Merger and the principal terms thereof.

The completion of the Merger is subject to certain conditions, including (1) approval of the Merger Agreement, the Merger and the principal terms thereof by holders of a majority of the outstanding shares of Abaxis Common Stock, (2) expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and receipt of certain other regulatory approvals and (3) the absence of any order, injunction or other legal restraint preventing the completion of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) the absence of a material adverse effect with respect Abaxis and (c) performance in all material respects by the other party of its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights, including (1) the right of either party to terminate the Merger Agreement if the Merger does not occur by November 15, 2018 (which date the Company may extend by six months until May 15, 2019 in order to receive the required regulatory approvals) (such date, as may be extended, the “Outside Date”), (2) the right of Abaxis to terminate the Merger Agreement to accept a superior proposal for an alternative business combination (so long as Abaxis complies with certain notice and other requirements under the Merger Agreement) and (3) the right of the Company to terminate due to a change of recommendation by the Abaxis Board. Upon termination of the Merger Agreement by Abaxis or the Company upon specified conditions, a termination fee of $70,000,000 may be payable by Abaxis to the Company.

Additionally, the Merger Agreement provides that (i) a termination fee of $60,000,000 may be payable by the Company to Abaxis upon certain terminations of the Merger Agreement if the parties fail to obtain the required regulatory approvals and the Company does not exercise its right to extend the Outside Date by 6 months, and (ii) a termination fee of $120,000,000 may be payable by the Company to Abaxis upon certain terminations of the Merger Agreement if Abaxis exercised its right to extend the Outside Date by 6 months and the parties fail to obtain the required regulatory approvals.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive completion of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or Abaxis, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Abaxis, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the proxy statement of Abaxis, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Company and Abaxis make with the Securities and Exchange Commission.

Item 8.01. Other Events
On May 16, 2018, the Company and Abaxis issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference. Also on May 16, 2018, the Company released an investor presentation in connection with its entry into the Merger Agreement, a copy of which is attached as Exhibit 99.2 to this report and incorporated herein by reference.

* * *

Cautionary Statement Regarding Forward-Looking Information

Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. Zoetis Inc. (“Zoetis”) and Abaxis (“Abaxis”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Zoetis and Abaxis; the outcome of any legal proceedings that may be instituted against Zoetis or Abaxis; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or Abaxis shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Zoetis and Abaxis do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the acquisition and integration of Abaxis successfully; and other factors that may affect future results of Zoetis and Abaxis. Additional factors that could cause results to differ materially from those described above can be found in Zoetis’ Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and in other documents Zoetis files with the SEC, and in Abaxis’ Annual Report on Form 10-K for the year ended March 31, 2017 and, Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, which are on file with the SEC, and in other documents Abaxis files with the SEC.

Important Additional Information

In connection with the proposed transaction between Zoetis and Abaxis, Abaxis expects to file with the SEC a proxy statement of Abaxis, as well as other relevant documents concerning the proposed transaction. This communication is not a substitute for the proxy statement or for any other document that Abaxis may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Abaxis’ shareholders for their consideration. Before making any voting decision, shareholders of Abaxis are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Shareholders of Abaxis will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Zoetis and Abaxis, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587, Attention: Corporate Secretary; telephone: (510) 675-6500, or from Abaxis’ website, www.abaxis.com.

Participants in the Solicitation

Abaxis, Zoetis and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Abaxis’ directors and executive officers is available in Abaxis' definitive proxy statement, which was filed with the SEC on September 19, 2017, and certain of its Current Reports on Form 8-K. Information regarding Zoetis’ directors is available in Zoetis' definitive proxy statement, which was filed with the SEC on April 2, 2018, and information regarding Zoetis' executive officers is available in Zoetis' Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 15, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Zoetis Inc., Zeus Merger Sub, Inc. and Abaxis, Inc., dated as of May 15, 2018.*

99.1	Joint press release of Zoetis Inc. and Abaxis, Inc., issued on May 16, 2018.

99.2	Investor presentation of Zoetis Inc., dated May 16, 2018.

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: May 16, 2018